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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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    Date of Report (Date of earliest event reported): OCTOBER 24, 1997
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                           IBIS TECHNOLOGY CORPORATION
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             (Exact name of registrant as specified in its charter)



 MASSACHUSETTS                       0-23668                     04-2987600
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(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


    32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS                01923
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      (Address of principal executive offices)                (Zip Code)


    Registrant's telephone number, including area code: (508) 777-4247
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ITEM 5.   OTHER EVENTS.

     On October 24, 1997, the Registrant publicly disseminated a press release announcing the appointment, effective December 1, 1997, of Martin J. Reid as its President and Chief Executive Officer and as a member of its Board of Directors. Mr. Reid will succeed Dr. Geoffrey Ryding as President and Chief Executive Officer. Dr. Ryding will remain a member of the Board of Directors. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibit.

 99.1     The Registrant's Press Release dated October 24, 1997.








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             IBIS TECHNOLOGY CORPORATION
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                                             (Registrant)



Date: October 24, 1997                       /s/ Timothy Burns
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                                             Timothy Burns
                                             Chief Financial Officer








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                                  EXHIBIT INDEX

Exhibit                                                        Sequential
Number            Description                                  Page Number
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99.1              The Registrant's Press Release                    5
                  dated October 24, 1997













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